                                                                EXHIBIT 10.13(b)

                                                    Service Agreement No. FSNG46

                      FIRM TRANSPORTATION SERVICE AGREEMENT
               UNDER RATE SCHEDULE FT AND/OR RATE SCHEDULE FT-NN

         THIS AGREEMENT, made and entered into as of this 1st day of November, 2000, by and between Southern Natural Gas Company, a Delaware corporation, hereinafter referred to as "Company", and Mississippi Valley Gas Company, a Mississippi corporation, hereinafter referred to as "Shipper".

                                   WITNESSETH

         WHEREAS, Company is an interstate pipeline, as defined in Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and

         WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT and/or FT-NN of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General Terms and Conditions applicable to such Rate Schedules and/or

         WHEREAS, Shipper may acquire, from time to time, released firm transportation capacity under Section 22 of the General Terms and Conditions to Company's FERC Gas Tariff; and

         WHEREAS, Company has agreed to provide Shipper with transportation service of such gas supplies or through such acquired capacity release in accordance with the terms and conditions of this Agreement.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I
                             TRANSPORTATION QUANTITY

         1.1 Subject to the terms and provisions of this Agreement, Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-l to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of natural gas per day up to the total Transportation Demand set forth on Exhibit B hereto.

Company's obligation to accept gas on a firm basis at any Receipt Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ)

                                                    Service Agreement No. FSNG46

stated for each such Receipt Point. The sum of the MDRQ's for the Receipt Points on Exhibit A shall not exceed the Transportation Demand.

         1.2 Subject to the terms and provisions of this Agreement, Rate FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Company shall deliver a thermally equivalent quantity of gas, less the applicable fuel charge as set forth in the applicable FT or FT-NN Rate Schedule, to Shipper at the Delivery Point(s) described in Exhibit B and Exhibit B-l hereto. Company's obligation to redeliver gas at any Delivery Point on a firm basis is limited to the Delivery Points specified on Exhibit B and to the Maximum Daily Delivery Quantity (MDDQ) stated for each such Delivery Point. The sum of the MDDQs for the Delivery Points on Exhibit B shall equal the Transportation Demand.

         1.3 In the event Shipper is the successful bidder on released firm transportation capacity under Section 22 of Company's General Terms and Conditions, Company will promptly finalize by means of SoNet Premier the appropriate Addendum to this Agreement in the format attached hereto. Upon the finalization of an Addendum, subject to the terms, conditions and limitations hereof and of Company's Rate Schedule FT, Company agrees to provide the released firm transportation service to Shipper under Rate Schedule FT, the General Terms and Conditions thereto, and this Agreement.

                                   ARTICLE II
                              CONDITIONS OF SERVICE

         2.1 It is recognized that the transportation service hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT and/or FT-NN, and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference. In the event of any conflict between this Agreement and the terms of the applicable Rate Schedule, the terms of the Rate Schedule shall govern as to the point of conflict. Any limitation of transportation service hereunder shall be in accordance with the priorities set out in Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto.

         2.2 This Agreement shall be subject to all provisions of the General Terms and Conditions applicable to Company's Rate Schedule FT and/or FT-NN as such conditions may be revised from time to time. Unless Shipper requests otherwise, Company shall provide to Shipper the filings Company makes at the Federal Energy Regulatory Commission ("Commission") of such provisions of the General Terms and Conditions or other matters relating to Rate Schedule FT or FT-NN.

         2.3 Company shall have the right to discontinue service under this Agreement in accordance with Section 15.3 of the General Terms and Conditions hereto.

                                                    Service Agreement No. FSNG46

         2.4 The parties hereto agree that neither party shall be liable to the other party for any special, indirect, or consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

         2.5 This Agreement is subject to the provisions of Part 284 of the Commission's Regulations under the NGPA and the Natural Gas Act. Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation to the other party except to complete the transportation of gas underway on the day of termination, to comply with the provisions of Section 14 of the General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.

                                   ARTICLE III
                                     NOTICES

         3.1 Except as provided in Section 8.6 herein, notices hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated in Exhibit D or such other addresses, telephone numbers or facsimile machine numbers as the parties shall respectively hereafter designate in writing from time to time:

                                   ARTICLE IV
                                      TERM

         4.1 Subject to the provisions hereof, this Agreement shall become effective as of the date first hereinabove written and shall be in full force and effect for the primary term(s) set forth on Exhibit B hereto, if applicable, and shall continue and remain in force and effect for successive evergreen terms specified on Exhibit B hereto unless canceled by either party giving the required amount of written notice specified on Exhibit B to the other party prior to the end of the primary term(s) of any extension thereof.

         4.2 In the event SHIPPER has not contracted for firm Transportation Demand under this Agreement directly with COMPANY, as set forth on Exhibit B hereto, then the term of this Agreement shall be effective as of the date first hereinabove written and shall remain in full force and effect for a primary term through the end of the month and month to month thereafter unless canceled by either party giving at least five (5) days written notice to the other party prior to the end of the primary term or any extension thereof. It is provided, however that this Agreement shall not terminate prior to the expiration of the effective date of any Addendum to this Agreement.

                                                    Service Agreement No. FSNG46

                                    ARTICLE V
                              CONDITIONS PRECEDENT

         5.1 This agreement is conditioned upon receipt of final regulatory approvals by both the Federal Energy Regulatory Commission and Mississippi Public Service Commission prior to transfer and completion of the Starkville Lateral in accordance with the terms and conditions of the purchase and sale agreement dated as of July 14, 2000, ("Starkville Lateral Agreement"). In the event that either (1) all final regulatory approvals for the abandonment by Company and the purchase by Shipper of the Starkville Lateral are not received upon terms satisfactory to both parties by October 31, 2000, or (2) the Starkville Lateral transaction is not completed within 60 days of the last of those approvals, then the Shipper may terminate this agreement in whole or in part. Shipper's right to terminate this agreement shall be effective upon not less than sixty (60) days written notice to Company, and such notice must be given no later than January 31,2001.

                                   ARTICLE VI
                                  REMUNERATION

         6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate Schedule FT, Rate Schedule FT-NN, as discounted in accordance with Exhibit E, and on each effective Addendum, as applicable, including any penalty assessed under the applicable FT or FT-NN Rate Schedule FT and the General Terms and Conditions. For new service requested from Company under Rate Schedule FT or FT-NN from and after the date of this Service Agreement, Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that transportation service is available. Company may agree from time to time to discount the rates charged Shipper for services provided hereunder in accordance with the provisions of Rate Schedule FT and/or FT-NN, as applicable. Said discounted charges shall be set forth on Exhibit E hereto.

         6.2 The rates and charges provided for under Rate Schedule FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder. Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of Rate Schedule FT or FT-NN, as applicable, or the General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect thereunder, pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act. It is recognized, however, that once an Addendum has been issued. Company cannot increase the Reservation Charge to be paid by Shipper under that Addendum. Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2, from time to time, in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a compliant under Section 5 of the Natural Gas

                                                    Service Agreement No. FSNG46

Act with respect to such transportation rates or charges. This paragraph 6.2 shall not apply to the rates and charges set forth on Exhibit E hereto.

                                   ARTICLE VII
                               SPECIAL PROVISIONS

         7.1 If Shipper is a seller of gas under more than one Service Agreement and requests that Company allow it to aggregate nominations for certain Receipt Points for such Agreements, Company will allow such an arrangement under the terms and conditions set forth in this Article VII. To be eligible to aggregate gas, Shipper must comply with the provisions of Section
2.2 of the General Terms and Conditions and the terms and conditions of the Supply Pool Balancing Agreement executed by Shipper and Company pursuant thereto

         7.2 If Shipper is a purchaser of gas from a seller that is selling from an aggregate of Receipt Points, and Shipper wishes to nominate to receive gas from such seller's aggregate supplies of gas, Company will allow such a nomination, provided that the seller (i) has entered into a Supply Pool Balancing Agreement with Company and (ii) submits a corresponding nomination to deliver gas to Shipper from its aggregate supply pool.

                                  ARTICLE VIII
                                  MISCELLANEOUS

         8.1 This Agreement constitutes the entire Agreement between the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

         8.2 The laws of the State of Alabama shall govern the validity, construction, interpretation, and effect of this Agreement.

         8.3 No modification of or supplement to the terms and provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that (i) Addenda shall be generated by Shipper's successful bids for released capacity, and (ii) in accordance with the provisions of Rate Schedule FT and/or FT-NN, as applicable, and the General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by Company and Shipper of a Revised Exhibit A to reflect said change(s), and (iii) Delivery Points may be added to or deleted from Exhibit B and the Maximum Daily Delivery Quantity for any Delivery Point may be changed upon execution by Company and Shipper of a Revised Exhibit B to reflect said change(s). It is provided, however, that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities shall not exceed the Transportation Demand and the sum of the Maximum Daily Delivery Quantities equals the Transportation Demand.

                                                    Service Agreement No. FSNG46

         8.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto. Subject to the provisions of Section 22 of the General Terms and Conditions applicable hereto, neither party may assign this Agreement without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the provisions of any mortgage, deed of trust, indenture or similar instrument.

         8.5 Exhibits A, A-l, B, B-l and/or E, if applicable, and any effective Addendum attached to this Agreement constitute a part of this Agreement and are incorporated herein.

         8.6 This Agreement is subject to all present and future valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein. After the execution of this Agreement for firm transportation capacity from Company, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefor. Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems appropriate. Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party such information and material not within the requesting party's control and/or possession that may be required for such filings. Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph. Each party shall promptly provide the party with a copy of all filings, notices, approvals, and authorizations in the course of the prosecution of its filings. In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and conditions acceptable to Company or Shipper within twelve (12) months from the date of the initial application therefor, then Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such twelve-month period, but prior to the receipt of all such acceptable approvals. Such notice will be effective as of the date it is delivered to the U.S. Mail, for delivery by certified mail, return receipt requested.

         8.7 If Shipper experiences the loss of any load after November 1, 1993, by direct connection of such load to the Company's system, Shipper may reduce its Transportation Demand under this Service Agreement or any other Service Agreement for firm transportation service between Shipper and Company by giving Company 30 days prior written notice of such reduction within six (6) months of the date Company initiates direct services to the industrial customer; provided, however, that any such reduction shall be applied first to the Transportation Demand under the Service Agreement with the shortest remaining contract term.

In order to qualify for a reducing in its Transportation Demand, Shipper must certify and provide supporting data that:

                                                    Service Agreement No. FSNG46

                  (i) The load was actually being served by Shipper with gas transported by Company prior to November 1, 1993.

                  (ii) If the load lost by Shipper was served under a firm contract, the daily contract quantity shall be provided.

                  (iii) If the load lost by Shipper was served under an interruptible contract, the average daily volumes during the latest twelve months of service shall be provided.

Shipper may reduce its aggregate Transportation Demand under all its Service Agreements by an amount up to the daily contract quantity in the case of the loss of a firm customer and/or up to the average daily deliveries during the latest twelve month period in the case of the loss of an interruptible customer. Such reduction shall become effective thirty days after the date of Shipper's notice that it desires to reduce its Transportation Demand.

         8.8 This Agreement supersedes and cancels the following firm transportation Service Agreements between the parties hereto: FT Service Agreement #907500 dated March 1, 1995 and FT-NN Service Agreement #907501 dated March 1, 1995.

         IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above by their respective duly authorized officers.

Attest:                                  SOUTHERN NATURAL GAS COMPANY

[ILLEGIBLE]                              By [ILLEGIBLE]
----------------------------------          ------------------------------------
Assist. Secretary                        Its Executive Vice President

                                         MISSISSIPPI VALLEY GAS COMPANY

[ILLEGIBLE]                              By -s- SANFORD NOVICK
                                            ------------------------------------
                                         Its Executive VP & COO

SoNet Premier             SOUTHERN NATURAL GAS COMPANY
                 FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSNG46
                                   EXHIBIT A

                                                                  RECEIPT POINTS
                                                      ---------------------------------------               MDRQ
SERVICE TYPE            SERVICE TYPE CODE             POINT CODE                   POINT NAME               (MCF)
------------            -----------------             ----------                   ----------               -----
   FT/FTNN                      1
                                                        605500          COLUMBIA GULF - SHADYSIDE TO SNG    13,750

By: Sanford Novick                         By: [ILLEGIBLE]
    ----------------------------               ---------------------------------
    MISSISSIPPI VALLEY GAS COMPANY             SOUTHERN NATURAL GAS COMPANY

EFFECTIVE DATE: 11/1/00

                                                    Service Agreement No. FSNG46

                                   EXHIBIT A-1
                                 RECEIPT POINTS

All active Receipt Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its SoNet Premier bulletin board.

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 1 of 6
                                 RECEIPT POINTS
                                 AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                    POINT NAME                 ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   ---------------   ---------------
  604000      ANR - SHADYSIDE TO SNG                       0           N               305,000
  664100      ARCO - MOPS EXCH - MATAGORDA ISLAND 686      0           Y                52,000
  024130      BAKER RECEIVING STATION                      0           N                 2,666
  015200      BASTIAN BAY #1                               0           N                11,500
  032400      BAYOU CROOK CHENE                            0           N                10,000
  017000      BAYOU FELICE #1 - BAY COQUILLE               0           N                 6,500
  018800      BAYOU FELICE #3 - VINTAGE - SOUTH PASS 2     0           N                19,848
  024700      BAYOU LONG #3 - VINTAGE                      0           N                 9,600
  030900      BAYOU POSTILLION #2 - ANSON #2               0           N                52,000
  030850      BAYOU POSTILLION #5 - LLOG                   0           N                 8,800
  030000      BAYOU SALE #1 - TEXACO - HORSESHOE BAYOU     0           N                65,000
  035900      BAYOU SALE #3 - NRM                          0           N                 6,000
  036300      BAYOU SALE #4 - P & P                        0           N                 6,000
  503971      BEAR CREEK - RECEIPTS FROM TENNESSEE         0           Y               100,000
  053500      BEAR CREEK FIELD R/S                         0           N                40,000
  050900      BENSON #1                                    0           N                 2,000
  604800      BENSON #2 - SABINE-TEXICAN                   0           N                 4,500
  024120      BENSON #4 - CAMTERRA                         0           N                 4,776
  045000      BIG ESCAMBIA                                 2           Y                   500
  602200      BIG POINT                                    0           N                10,500
  046830      BLUE CREEK #2 - RIVER GAS                    2           N                40,704
  046835      BLUE CREEK #2 - SIA TO SNG EXCHANGE          2           N                13,464
  046840      BLUE CREEK #3 - RIVER GAS                    2           N                40,608
  046845      BLUE CREEK #3 - SIA TO SNG EXCHANGE          2           N                21,000
  690700      BOURBON LINE (FGT) FROM MISS CANYON 268      0           N                37,500
  690600      BOURBON LINE (FGT) FROM MISS CANYON 311      0           N                37,500
  690500      BOURBON LINE (FGT) FROM WEST DELTA 152       0           N                37,500
  503300      BRAZOS 367-L                                 0           Y                 1,000
  508400      BRAZOS A-47 - TEXAS GULF                     0           Y                11,400
  512100      BRETON SOUND 11                              0           N                10,500
  016200      BRETON SOUND 18 (19,30,35,& MP 21)           0           N                 6,500
  020600      BRETON SOUND 21                              0           N                51,500
  020300      BRETON SOUND 32                              0           N                20,000
  020800      BRETON SOUND 32                              0           N                10,500
  045800      BROOKWOOD                                    2           N                37,248
  035800      BULL BAYOU                                   0           N                 1,500
  022800      CARTHAGE - ETGS                              0           N                36,000
  021400      CHANDELEUR SOUND 71 - MLG                    0           N                11,000
  013400      CHANDELEUR SOUND 73                          0           N                 7,000
  685600      COGNAC LINE (TGPL) FROM MISS CANYON 109      0           N                27,000
  685400      COGNAC LINE (TGPL) FROM MISS CANYON 194      0           N                27,000
  685500      COGNAC LINE (TGPL) FROM MISS CANYON 20       0           N                27,000
  685700      COGNAC LINE (TGPL) FROM SOUTH PASS 27        0           N                27,000
  605500      COLUMBIA GULF - SHADYSIDE TO SNG             0           N               186,888
  015700      COQUILLE BAY #1 - UPRC                       0           N                22,000
  027000      COQUILLE BAY #3 - LLOG                       0           N                 6,000
  513000      CORINNE FIELD - ROUNDTREE                    1           N                 2,712
  043350      CORINNE FIELD - TOTAL VOLUME                 1           N                33,456

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 2 of 6
                                 RECEIPT POINTS
                                AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                   POINT NAME                  ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   --------------    ---------------
 014800       COX BAY                                      0           N                22,500
 048300       CRANFIELD - BLANCHARD EDWARDS #3 - COHO      1           N                 8,951
 041200       CRANFIELD NORTH - KAISER FRANCIS             1           N                 6,192
 039500       CREOLE RECEIVING STATION                     0           N                89,872
 046800       DEERLICK CREEK - TRW                         2           N                 8,000
 025500       DESOTO GAS PLANT R/S #1 - HS RESOURCES       0           N                 6,200
 605900       DESTIN - ENTERPRISE TO SNG                   1           N               769,000
 048500       DEXTER RECEIVING STATION                     1           N                35,000
 038100       EAST ATCHAFALAYA FIELD - UPRC                0           N                14,600
 503404       EAST CAMERON 23                              0           Y                 5,000
 502200       EAST CAMERON 46                              0           Y                20,000
 790310       EAST TENN - CLEVELAND TO SNG #1 DISPLACE     3           N                67,626
 790410       EAST TENN - CLEVELAND TO SNG #2 DISPLACE     3           N                20,860
 508300       EUGENE ISLAND 108                            0           Y                15,000
 037203       EUGENE ISLAND 341                            0           Y                 3,650
 029000       FGT - FRANKLINTON - TO SNG (DISPLACE)        0           N                61,224
 605610       FGT - FRANKLINTON WEST TO SNG (DISPLACE)     0           N               162,480
 038500       GRAND CANE - TEXICAN                         0           N                 2,000
 043600       GRANGE - STEELE #1 WELL                      1           N                 6,500
 024200       GRAYS CREEK                                  0           N                 9,312
 601950       GULF STATES - GSP TO SNG                     0           N                99,576
 025200       GURNEE #1 - MCKENZIE METHANE                 2           N                16,000
 047900       GWINVILLE FIELD - WILL-DRILL                 1           N                 7,000
 044700       HOOKER                                       1           N                 5,000
 049912       JOAQUIN - ARCO J.S. PRICE #2                 0           N                 8,000
 049913       JOAQUIN - ARCO J.S. PRICE #3                 0           N                 3,336
 049911       JOAQUIN - ARCO R/S #1                        0           N                 5,544
 049944       JOAQUIN - BIG RUN SILER #1                   0           N                 1,368
 049952       JOAQUIN - CAMTERRA HANSON #2                 0           N                 3,000
 049910       JOAQUIN - FREDONIA COOK#1                    0           N                 2,856
 049927       JOAQUIN - GRAND ENERGY                       0           N                 5,544
 049929       JOAQUIN - GRAND ENERGY R/S #2                0           N                 1,752
 049905       JOAQUIN - GRAND ENERGY R/S #3                0           N                 6,192
 049930       JOAQUIN - KEY BROOKS #1                      0           N                 1,128
 049917       JOAQUIN - KEY C. CHILDRESS #1                0           N                14,448
 049919       JOAQUIN - KEY E.L LOWE #1                    0           N                 2,856
 049920       JOAQUIN - KEY E.L. LOWE #2                   0           N                 5,544
 049922       JOAQUIN - KEY GARRETT #1                     0           N                 6,168
 049906       JOAQUIN - KEY R/S #2                         0           N                 2,856
 049924       JOAQUIN - KEY RUSHING #1                     0           N                 2,856
 049925       JOAQUIN - KEY TEXAS CORP                     0           N                 2,856
 049923       JOAQUIN - REED #1                            0           N                 3,600
 049932       JOAQUIN - SONAT O.L. GUY #1                  0           N                 6,192
 049933       JOAQUIN - SONAT O.L GUY #2                   0           N                 6,192
 049940       JOAQUIN - SONAT PICKERING B-7                0           N                 5,544
 049945       JOAQUIN - SONAT PICKERING C-8                0           N                 3,312
 049948       JOAQUIN - SONAT PICKERING C-9                0           N                 3,360
 049943       JOAQUIN - SONAT R/S #2                       0           N                 7,500

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 3 of 6
                                 RECEIPT POINTS
                                AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                   POINT NAME                  ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   ---------------   ---------------
  049949      JOAQUIN - STATELINE R/S                      0          N                 15,000
  051350      JW GATHERING-DESOTO PARISH, LA.              0          N                 16,000
  051400      KOCH GATEWAY - KOSCIUSKO TO SNG              1          N                100,000
  051300      KOCH GATEWAY - PERRYVILLE TO SNG             1          N                195,000
  740310      KOCH GATEWAY- RANKIN TO SNG (DISPLACE)       1          N                 38,736
  030300      KOCH GATEWAY - SHADYSIDE TO SNG              0          N                269,091
  601110      KOCH GATEWAY- TANGIPAHOA TO SNG (DISPLA      0          N                 27,000
  705010      KOCH GATEWAY - TOCA TO SNG (DISPLACE)        0          N                 75,000
  602510      KOCH GATEWAY - VICKSBURG TO SNG (DISPLAC     1          N                 12,000
  039400      LAKE CHICOT                                  0          N                 10,000
  013600      LAKE FORTUNA #1                              0          N                  3,000
  025600      LAKE FORTUNA #2 - NOMECO                     0          N                  6,000
  031900      LAKE LAROSE                                  0          N                 23,500
  023300      LAKE ST. CATHERINE                           0          N                 10,500
  036100      LAKE WASHINGTON NORTH #2 - PHILLIPS          0          N                  6,000
  015000      LAKE WASHINGTON SOUTH - PHILLIPS             0          N                 51,000
  044200      LOCKHART CROSSING - AMOCO                    0          Y                 17,000
  050012      LOGANSPORT - ARCO A.E. WELLS #1              0          N                  1,368
  050013      LOGANSPORT - ARCO ALSTON FROST #2            0          N                  3,336
  050017      LOGANSPORT - ARCO D.B. FURLOW                0          N                  5,544
  050016      LOGANSPORT - ARCO D.B. LEWIS                 0          N                  5,544
  050018      LOGANSPORT - ARCO FROST BILLINGSLEY #1       0          N                  2,856
  050019      LOGANSPORT - ARCO FROST BILLINGSLEY #2       0          N                  3,336
  050021      LOGANSPORT - ARCO FROST LUMBER IND #2        0          N                  2,856
  050022      LOGANSPORT - ARCO FROST LUMBER IND #3        0          N                  2,856
  050032      LOGANSPORT - ARCO R/S #2                     0          N                  5,544
  050027      LOGANSPORT - ARCO R/S #3                     0          N                  2,856
  050037      LOGANSPORT - CITIES A. W. WELLS #1           0          N                  5,544
  050058      LOGANSPORT - CITIES A. W. WELLS #2           0          N                  5,544
  050043      LOGANSPORT - CITIES STEPHENS A LEASE         0          N                  1,368
  050044      LOGANSPORT - CITIES W. E. STEPHEN B-1        0          N                  5,544
  050047      LOGANSPORT - ENSERCH #1                      0          N                 10,104
  050066      LOGANSPORT - ENSERCH #2                      0          N                  6,792
  050067      LOGANSPORT - MARATHON DOW A-1                0          N                  5,472
  050061      LOGANSPORT - MARATHON O. E. PRICE #1         0          N                  2,856
  050069      LOGANSPORT - MARATHON PARK CIRCLE #1         0          N                  3,360
  050053      LOGANSPORT - MARATHON R/S #1                 0          N                  4,776
  050001      LOGANSPORT - MARSHALL R/S #1                 0          N                 12,432
  050002      LOGANSPORT - MARSHALL R/S #2                 0          N                  6,168
  050003      LOGANSPORT - MARSHALL R/S #3                 0          N                  2,856
  050004      LOGANSPORT - MARSHALL R/S #4                 0          N                  5,544
  050064      LOGANSPORT - OXY FULMER A-1                  0          N                  5,544
  050056      LOGANSPORT - OXY M. E. WILLIAMS #1           0          N                  3,360
  050040      LOGANSPORT - OXY R/S #1                      0          N                  5,544
  050039      LOGANSPORT - OXY R/S #2                      0          N                  3,336
  050062      LOGANSPORT - OXY R/S #3                      0          N                  3,360
  050041      LOGANSPORT - OXY R/S #4                      0          N                  5,544
  050068      LOGANSPORT - OXY R/S #5                      0          N                  3,360

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 4 of 6
                                 RECEIPT POINTS
                                AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                   POINT NAME                  ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   ---------------   ---------------
  604110      LRC - CARRVILLE TO SNG (DISPLACEMENT)        0           N                12,400
  664000      LRC - WHITE CASTLE TO SNG                    0           N               133,000
  024600      LUCKY FIELD                                  0           N                27,384
  024400      MAIN PASS 108                                0           N                84,000
  023800      MAIN PASS 116 - VINTAGE                      0           N                51,500
  028200      MAIN PASS 123 - POGO                         0           N                21,000
  021200      MAIN PASS 133C                               0           N                66,840
  026700      MAIN PASS 138 - OCEAN ENERGY                 0           N                11,000
  017200      MAIN PASS 140 - GRAND BAY                    0           N                40,000
  017800      MAIN PASS 144 - CHEVRON                      0           N                27,500
  517000      MAIN PASS 151                                0           N                 9,200
  018300      MAIN PASS 153 - S.P. 65 - OCEAN ENERGY       0           N                55,000
  028000      MAIN PASS 181 - VINTAGE                      0           N                21,000
  028300      MAIN PASS 245 - WALTER O&G                   0           N                47,280
  019900      MAIN PASS 288 - CONOCO                       0           N                 6,792
  018400      MAIN PASS 289 - M.P. 290 - SHELL             0           N                86,880
  020000      MAIN PASS 296                                0           N                16,152
  017900      MAIN PASS 298 - CHEVRON                      0           N                27,500
  021650      MAIN PASS 301                                0           N                 9,500
  018500      MAIN PASS 306                                0           N                55,000
  022900      MAIN PASS 310                                0           N                25,000
  021600      MAIN PASS 311A                               0           N                10,000
  021700      MAIN PASS 311B                               0           N                10,000
  021300      MAIN PASS 313                                0           N                12,000
  028600      MAIN PASS 36 - GALLON                        0           N                40,000
  016100      MAIN PASS 46 - LL&E                          0           N                10,500
  651000      MAIN PASS 46 - LLOG                          0           N                25,500
  016000      MAIN PASS 47                                 0           N                54,500
  023200      MAIN PASS 64 - HOWELL                        0           N                11,136
  016450      MAIN PASS 68                                 0           N                18,500
  016400      MAIN PASS 69                                 0           N                33,432
  027400      MAIN PASS 69(FEDERAL)                        0           N                19,080
  602300      MAIN PASS 72                                 0           N                37,000
  036901      MAIN PASS 72 - EXCHANGE                      0           N               239,000
  036900      MAIN PASS 73 - M.P. 72/73/74 - MOBIL         0           N               239,000
  023100      MAIN PASS 77 - CHEVRON                       0           N                90,000
  016550      MAIN PASS 84 - PETSEC                        0           N                 6,336
  509000      MATAGORDA ISLAND 556                         0           Y                10,000
  508001      MATAGORDA ISLAND 632                         0           Y                65,000
  502100      MATAGORDA ISLAND 665                         0           Y                30,000
  508900      MATAGORDA ISLAND 696                         0           Y                40,000
  601600      MINDEN PLANT TO SNG                          0           N                66,240
  603300      MISSISSIPPI CANYON 109 - BP                  0           N                22,848
  022400      MISSISSIPPI CANYON 194                       0           N               171,000
  603700      MISSISSIPPI CANYON 20 - BP                   0           N                37,400
  037400      MISSISSIPPI CANYON 268A - EXXON              0           N                72,900
  037000      MISSISSIPPI CANYON 311                       0           N               133,560
  027800      MISSISSIPPI CANYON 397                       0           N               240,000

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 5 of 6
                                 RECEIPT POINTS
                                AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                   POINT NAME                  ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   --------------    ---------------
  663200      NGPL-ERATH TO SNG                            0           N               125,000
  046050      OAK GROVE #2 - BASIN                         2           N                61,000
  046060      OAK GROVE #3 - MCKENZIE                      2           N                13,440
  046070      OAK GROVE #4 - TAURUS                        2           N                61,000
  046040      OAK GROVE #5 - TAURUS                        2           N                30,500
  046080      OAK GROVE #6 - TAURUS                        2           N                28,000
  046000      OAK GROVE - U.S. STEEL/COAL                  2           N                 6,400
  041600      OLDENBURG FIELD - MAIN                       1           N                11,500
  051340      PANENERGY - PERRYVILLE                       1           N                41,600
  030200      PATTERSON - PLANT OUTLET                     0           N                60,552
  026200      PAXTON R/S                                   0           N                 6,000
  601500      PELICO - BIENVILLE PARISH TO SNG             0           N                80,280
  014100      POINTE A LA HACHE                            0           N                18,500
  010900      QUARANTINE BAY                               0           N                47,000
  051320      RELIANT- PERRYVILLE HUB TO SNG               1           N                41,090
  026300      ROBINSON BEND -TORCH                         2           N                66,500
  016500      ROMERE PASS                                  0           N               127,500
  605200      SABINE - SABINE TO SNG                       0           N               206,208
  605300      SEA ROBIN - ERATH TO SNG                     0           N               206,208
  033200      SECTION 28 - AMOCO                           0           N                 3,000
  664150      SHELL - MOPS EXCHANGE - MAT IS 686 (MAT      0           Y                52,000
  605400      SIA - DUNCANVILLE TO SNG                     2           N                83,540
  051900      SIA - MCCONNELLS TO SNG                      2           N                66,984
  052460      SNEADS CREEK #2                              2           N                25,680
  020400      SOUTH PASS 60                                0           N                60,000
  018200      SOUTH PASS 62 - CHEVRON                      0           N                27,500
  018600      SOUTH PASS 62 - SHELL                        0           N                57,000
  021100      SOUTH PASS 70                                0           N                19,500
  045501      SOUTH PASS 77 - OXY                          0           Y                30,000
  052400      SOUTHLAND TO SNG - MERIDIAN OIL              2           N                28,848
  050101      SPIDER - MIDLAND                             0           N                15,000
  050300      SPIDER - PHILLIPS #1                         0           N                18,000
  013700      STUARD'S BLUFF                               0           N                 7,000
  013200      STUARD'S BLUFF EAST - RANGER                 0           N                11,000
  601410      SUGAR BOWL #6 - TO SNG - DISPLACEMENT        0           N                80,000
  601900      SUGAR BOWL #7 - BIENVILLE PARISH TO SNG      0           N                12,136
  603000      SUGAR BOWL #9 - DESOTO PARISH TO SNG         0           N                 4,080
  041900      TALLAHALA CREEK                              1           N                 2,500
  032500      TENN - PATTERSON TO SNG                      0           N                71,000
  051800      TENN - PUGH TO SNG                           1           N                49,224
  504002      TENN - ROSE HILL TO SNG                      1           N               194,016
  503802      TENN - TOCA TO SNG                           0           N               251,136
  600810      TEXAS EASTERN - KOSCIUSKO TO SNG(DISPLAC     1           N                90,360
  046400      TRANSCO - FROST TO SNG (DISPLACEMENT)        0           N                40,920
  043200      TRANSCO - JONESBORO TO SNG (DISPLACEMENT     3           N                81,850
  502710      TRUNKLINE - SHADYSIDE TO SNG                 0           N               182,040
  824100      TRUSSVILLE LNG                               2           N                25,200
  028400      VENICE - SHELL                               0           N               200,000

SoNet Premier             SOUTHERN NATURAL GAS COMPANY               Page 6 of 6
                                 RECEIPT POINTS
                                AS OF: 07/10/00

                                                                                      MAXIMUM
POINT CODE                   POINT NAME                  ZONE   OFFSYSTEM POINT   VOLUME CAPACITY
----------    ----------------------------------------   ----   --------------    ---------------
  026900      VIOSCA KNOLL 989 - BP                        0           N                89,094
  027900      VIRGINIA MINE - TAURUS                       2           N                 7,200
  018450      VKGC - MAIN PASS 289 TO SNG                  0           N               440,000
  017100      WEST BAY #1                                  0           N                10,000
  017120      WEST BAY #2 - NORTHCOAST                     0           N                 6,363
  353940      WEST BLUE CREEK                              2           N                 2,000
  017500      WEST DELTA 105                               0           N                94,272
  017600      WEST DELTA 133,152 - TAYLOR                  0           N                94,500
  024900      WEST DELTA 152 - ORYX                        0           N                79,488
  015100      WEST DELTA 30                                0           N                22,176
  025900      WEST DELTA 62                                0           N                19,824
  017400      WEST DELTA 75 - AMOCO (WD 73)                0           N                52,944
  026600      WEST DELTA 89 - AGIP                         0           N                48,000
  353923      WHITE OAK #3 - SIA                           2           N                 5,000
  353950      WHITE OAK #4                                 2           N                10,000
  353920      WHITE OAK - SIA                              2           N                48,000
  047100      WOOLBANK CREEK #1 - JUSTISS OIL              2           N                 6,500
  047600      WOOLBANK CREEK #2 - GERMANY                  2           N                 4,500

SoNet Premier                                                        Page 1 of 2

                          SOUTHERN NATURAL GAS COMPANY
                  FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                              CONTRACT CODE: FSNG46
                                    EXHIBIT B

                                                                     ---------------------------------------
                                        PRIMARY            EVERGREEN            DELIVERY POINTS
SERVICE  SERVICE    START     PRIMARY    NOTICE  EVERGREEN  NOTICE   ---------------------------------------  MDDQ   CONTRACT
 TYPE   TYPE CODE    DATE      TERM     REQUIRED   TERM    REQUIRED  POINT CODE           POINT NAME          (MCF)  PRESSURE
------- --------- ---------- ---------- -------- --------- --------- ---------- ---------------------------- ------- --------
FT/FTNN     1     03/01/1995 10/31/2005 180 DAYS   YEARLY  180 DAYS
                                                                       7253OO   MVG - DEER CREEK NATURAL GAS
                                                                                 DISTRICT                      1,825      200
                                                                       726000   MVG - YAZOO CITY               6,860      350
                                                                       727300   MVG - BENTON                     179       50
                                                                       728000   MVG - PICKENS                    810       75
                                                                       729000   MVG - GOODMAN                    624       55
                                                                       730000   MVG - DURANT                   1,469      100
                                                                       731100   MVG - LEXINGTON                1,791      100
                                                                       734900   MVG - KOSCIUSKO                  100
                                                                       735100   MVG - CARTHAGE                   100      300
                                                                       735500   MVG - NOXAPATER                  589      150
                                                                       735600   MVG - NORTH CENTRAL GAS
                                                                                 DISTRICT                      3,105      350
                                                                       735700   MVG - LOUISVILLE                  99      250
                                                                       736500   MVG - MACON LINE               2,642      450
                                                                       737200   MVG - DEKALB                     620      150
                                                                       737500   MVG - NAVAL AIR STATION          839      175
                                                                       738800   MVG - STARKVILLE              11,692      110*
                                                                       739500   MVG - AMORY                      250      360
                                                                       741400   MVG - NATCHEZ                     40       60
                                                                       746400   MVG - SYSTEMWIDE FARM TAPS        16
                                                                       940000   MVG - MERIDIAN AREA              100

*Pressure will be increased to 400 p.s.i.g. after completion of the relocation of the Starkville tap to the Muldon Line.

SoNet Premier                                                        Page 2 of 2

                          SOUTHERN NATURAL GAS COMPANY
                  FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                              CONTRACT CODE: FSNG46
                                    EXHIBIT B

                                                                     ---------------------------------------
                                        PRIMARY            EVERGREEN            DELIVERY POINTS
SERVICE  SERVICE    START     PRIMARY    NOTICE  EVERGREEN  NOTICE   ---------------------------------------  MDDQ   CONTRACT
 TYPE   TYPE CODE    DATE      TERM     REQUIRED   TERM    REQUIRED  POINT CODE           POINT NAME          (MCF)  PRESSURE
------- --------- ---------- ---------- -------- --------- --------- ---------- ---------------------------- ------- --------
  FT        2     O5/01/1999 10/31/2005 180 DAYS  YEARLY   180 DAYS

                                                                       739200   MVG - COLUMBUS                   250      200

  FT        3     11/01/2000 10/31/2005 180 Days  Yearly   180 Days    735600   MVG-NORTH CENTRAL GAS
                                                                                 DISTRICT                      4,000      350
                                                                       738800   MVG- STARKVILLE                1,000      110*
                                                                       739200   MVG-COLUMBUS                   5,000      200

*Pressure will be increased to 400 p.s.i.g. after completion of the relocation of the Starkville tap to the Muldon Line.

                [ILLEGIBLE]                              [ILLEGIBLE]
By: ---------------------------------------   By: ______________________________
        MISSISSIPPI VALLEY GAS COMPANY             SOUTHERN NATURAL GAS COMPANY

EFFECTIVE DATE: 11/1/00

                                                    Service Agreement No. FSNG46

                                   EXHIBIT B-l
                                 DELIVERY POINTS

All active Delivery Points on Company's contiguous pipeline system, a current list of which shall be maintained by Company on its SoNet Premier bulletin board.

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 1 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                MAXIMUM
POINT CODE                POINT NAME                 ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  ---------------------------------------  ----  ---------------  ---------------
  905500    ADAIRSVILLE                                3          N                5,616
  850010    ADEL - SGNG                                2          N                2,688
  033420    AGL - ANR STORAGE INJECTIONS (100 DAY)     0          N              100,000
  033410    AGL - ANR STORAGE INJECTIONS (50 DAY)      0          N              100,000
  033430    AGL - ANR STORAGE INJECTIONS (VALDOSTA)    0          N              100,000
  683600    AGL - ATLANTA AREA                         3          N              945,288
  940018    AGL - ATLANTA SUBURBS                      3          N              120,240
  940016    AGL - AUGUSTA AREA                         3          N              250,112
  917800    AGL - BARNESVILLE                          3          N               14,088
  931600    AGL - BLYTHE                               3          N                  432
  940041    AGL - BRUNSWICK LINE                       3          N              106,416
  940026    AGL - CARROLLTON AREA                      3          N               41,040
  907800    AGL - CATOOSA COUNTY                       3          N                  888
  940020    AGL - CEDARTOWN - ROCKMART AREA            3          N               25,392
  907600    AGL - CHATSWORTH                           3          N               18,912
  940019    AGL - CHATTANOOGA LINE N.                  3          N               65,728
  918400    AGL - DANVILLE                             3          N                  888
  918600    AGL - DEXTER                               3          N                  888
  940043    AGL - EAST SOUTH MAIN ZONE 3               3          N               39,720
  917200    AGL - FORSYTH                              3          N               17,328
  913400    AGL - GRIFFIN                              3          N               43,680
  918000    AGL - JACKSON                              3          N                2,880
  918700    AGL - LAURENS COUNTY METER STATION         3          N              103,608
  911500    AGL - MACON AREA                           3          N              434,628
  908000    AGL - RINGGOLD                             3          N               11,856
  940013    AGL - ROME AREA                            3          N               81,144
  932500    AGL - SANDERSVILLE                         3          N               26,328
  911800    AGL - SAVANNAH LINE                        3          N              179,544
  934200    AGL - SPRINGFIELD-GUYTON                   3          N                  864
  907000    AGL - SYSTEMWIDE FARM TAPS                 3          N                  100
  917600    AGL - THOMASTON                            3          N               25,872
  930600    AGL - WARRENTON                            3          N               12,912
  940042    AGL - WEST SOUTH MAIN ZONE 3               3          N               54,738
  917400    AGL - ZEBULON                              3          N                2,208
  705500    AIR PRODUCTS                               0          N               66,288
  659700    ALA - ANNISTON AREA                        2          N               78,048
  841400    ALA - ASHVILLE                             2          N                1,632
  838100    ALA - BARRETT COMPANY                      2          N                2,496
  658500    ALA - BIRMINGHAM AREA                      2          N              405,072
  817400    ALA - BRENT & CENTERVILLE                  2          N                2,880
  838300    ALA - BULLOCK                              2          N                1,152
  659900    ALA - DEMOPOLIS AREA                       2          N                8,016
  806800    ALA - ECLECTIC                             2          N                  530
  940021    ALA - FAIRFAX-SHAWMUT AREA                 2          N               11,232
  654700    ALA - GADSDEN AREA                         2          N               94,104
  801600    ALA - GREENE COUNTY                        2          N              112,000
  802400    ALA - GREENSBORO                           2          N                2,880

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 2 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                         MAXIMUM
POINT CODE         POINT NAME                 ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  --------------------------------  ----  ---------------  ---------------
  847000    ALA - HEFLIN GATE                   2          N              1,468
  803900    ALA - INTERNATIONAL PAPER           2          N             39,000
  940035    ALA - JASPER AREA                   2          N              8,832
  940005    ALA - LINCOLN AREA                  2          N              2,688
  809500    ALA - LOCHAPOKA TAP                 2          N             12,000
  803400    ALA - MARION                        2          N              2,832
  833400    ALA - MONTEVALLO                    2          N              4,176
  940022    ALA - MONTGOMERY AREA               2          N            138,072
  809400    ALA - NOTASULGA TAP                 2          N                696
  821200    ALA - OAK GROVE                     2          N              1,032
  940011    ALA - OPELIKA AREA                  2          N             35,088
  836201    ALA - PARRISH-OAKMAN                2          N              1,152
  940056    ALA - PELL CITY AREA                2          N              2,304
  909700    ALA - PHENIX CITY AREA              2          N             34,248
  834100    ALA - PLANT MILLER                  2          N             38,088
  841200    ALA - RAGLAND                       2          N                576
  818800    ALA - REFORM #1                     2          N                888
  819400    ALA - REFORM #2                     2          N              1,176
  844800    ALA - RIVERSIDE EAST TAP            2          N                100
  806000    ALA - RUSSELL MILLS                 2          N              9,600
  940023    ALA - SELMA AREA                    2          N             42,048
  847900    ALA - SYSTEMWIDE FARM TAPS          2          N                100
  940006    ALA - TALLADEGA AREA                2          N             21,696
  845400    ALA - TALLADEGA RACEWAY             2          N                432
  940002    ALA - TUSCALOOSA AREA               2          N             85,080
  940024    ALA - TUSKEGEE AREA                 2          N             18,672
  802600    ALA - UNIONTOWN                     2          N              2,064
  843200    ALABAMA POWER COMPANY - GADSDEN     2          N             25,056
  940012    ALABASTER AREA                      2          N              8,976
  033450    ALBANY- ANR STORAGE INJECTIONS      0          N            100,000
  850020    ALBANY AREA - SGNG                  2          N             53,928
  831900    ALLIED LIME CO                      2          N              3,336
  800500    AMERICAN CAN JAMES RIVERS           2          N             27,360
  850030    AMERICUS AREA - SGNG                2          N             12,672
  850041    ANDERSONVILLE #1 - SGNG             2          N                288
  850040    ANDERSONVILLE/MULCOA AREA - SGNG    2          N             10,848
  033400    ANR - SHADYSIDE TO ANR              0          N            231,888
  037204    ANR EXCHANGE - EUGENE ISLAND 341    0          Y              3,650
  932400    ARCADIAN                            3          N             87,960
  935500    ARCADIAN - SAVANNAH                 3          N             21,042
  916100    ARKWRIGHT                           3          N            100,000
  738300    ARTESIA                             1          N                217
  850050    ASHBURN - SGNG                      2          N              2,688
  850390    ATLANTA GAS LIGHT - SGNG            2          N             24,024
  659000    AUSTELLAREA                         3          N             60,576
  782700    AVONDALE MILLS                      3          N             18,258
  850060    BAINBRIDGE AREA - SGNG              2          N              4,032

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 3 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                         MAXIMUM
POINT CODE                    POINT NAME                      ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  -----------------------------------------------   ----  ---------------  ---------------
  741200    BAY SPRINGS                                         1          N                 480
  400310    BAYOU MONGOULOIS - BUY BACK                         0          N               1,000
  503970    BEAR CREEK - DELIVERIES TO TENNESSEE                0          Y             262,500
  604810    BENSON #2 - SABINE-TEXICAN TO S-T (DISPLACEMENT)    0          N               4,500
  740200    BERRY FARM TAP                                      1          N                   0
  850070    BLAKELY AREA - SGNG                                 2          N               3,360
  832900    BLUE CIRCLE                                         2          N              20,904
  909300    BOAZ AREA                                           2          N               4,824
  811700    BRICKYARD - BORAL BRICK                             2          N               4,488
  821900    BROOKSIDE                                           2          N                 888
  820300    BROWN WOOD PRESERVING                               2          N                 480
  731900    BUNGE CORPORATION                                   1          N               2,736
  850080    CAIRO - SGNG                                        2          N               2,304
  833200    CALERA                                              2          N               6,480
  833300    CALERA #2                                           2          N               1,200
  907400    CALHOUN, CITY OF                                    3          N              13,920
  850090    CAMILLA - SGNG                                      2          N               1,728
  808500    CAMP HILL                                           2          N               1,392
  740500    CANTON                                              1          N               5,304
  940039    CARTERSV1LLE AREA                                   3          N              34,752
  022810    CARTHAGE - TO ETGS (DISPLACEMENT)                   0          N              36,000
  656801    CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOL            0          Y              50,000
  790200    CHATTANOOGA                                         3          N              67,968
  832100    CHENEY LIME                                         2          N               3,096
  844400    CHILDERSBURG #1                                     2          N               3,648
  844500    CHILDERSBURG #2                                     2          N              21,456
  934400    CLAXTON                                             3          N               2,736
  915001    COCHRAN                                             3          N              23,904
  850100    COLQUITT - SGNG                                     2          N                 864
  605510    COLUMBIA GULF - SHADYSIDE TO CG (DISPLACEMENT)      0          N             186,888
  689300    COLUMBIA GULF EXCHANGE - EAST CAMERON 23            0          Y               5,000
  832600    COLUMBIANA                                          2          N               2,376
  850110    CORDELE AREA - SGNG                                 2          N               8,136
  940027    CORDOVA AREA                                        2          N               3,480
  705000    CREOLE PIPELINE - TOCA TO CREOLE                    0          N              86,568
  039510    CREOLE RECEIVING STATION (DISPLACEMENT)             0          N              62,500
  940040    CULLMAN-JEFFERSON AREA                              2          N              27,952
  850120    CUTHBERT - SGNG                                     2          N               6,216
  808400    DADEVILLE                                           2          N               4,440
  940017    DALTON AREA                                         3          N              60,960
  850130    DAWSON - SGNG                                       2          N               2,544
  843800    DECATUR                                             2          N              42,122
  850140    DECATUR COUNTY - SGNG                               2          N               2,688
  843400    DEKALB-CHEROKEE #1                                  2          N              10,128
  843500    DEKALB-CHEROKEE #2                                  2          N               8,000
  605910    DESTIN - ENTERPRISE TO DESTIN (DISPLACE)            1          N             769,000
  014510    DIAMOND SOUTH - REDELIVERY                          0          N               2,400

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 4 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                 MAXIMUM
POINT CODE                POINT NAME                  ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  ----------------------------------------  ----  ---------------  ---------------
 780500     DIXIE CLAY                                  3          N                1,056
 811500     DIXIELAND - BORAL BRICK                     2          N                4,224
 850150     DOERUN - SGNG                               2          N                  720
 850160     DONALSONV1LLE - SGNG                        2          N                  864
 834800     DORA                                        2          N                1,032
 850170     DOUGLAS - SGNG                              2          N                8,376
 832300     DRAVO - LONGVIEW LIME                       2          N                7,704
 916800     DUBLIN #3                                   3          N               28,880
 940028     DUBLIN AREA                                 3          N               24,768
 790300     EAST TENN - CLEVELAND TO ETNG #1            3          N               67,626
 790400     EAST TENN - CLEVELAND TO ETNG #2            3          N               20,860
 916400     EATONTON-GRAY                               3          N               10,344
 850180     EDISON - SGNG                               2          N                  864
 935200     ELBA ISLAND REDELIVERY TO SOUTHERN ENERG    3          N                1,000
 850410     ENGELHARD - SGNG                            2          N               16,104
 740301     ENTEX RANKIN                                1          N               38,736
 732300     ERGON REFINING                              1          N               11,064
 814400     FAIRFAX MILLS - WEST POINT STEVENS          2          N                3,192
 742500     FAYETTE, MISSISSIPPI                        1          N                3,312
 601000     FGT - FRANKLINTON - TO FGT                  0          N              204,000
 605600     FGT - FRANKLINTON WEST TO FGT               0          N              162,480
 656900     FGT EXCHANGE - BRAZOS 367                   0          Y                1,000
 656100     FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA     2          Y                  500
 501200     FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA     2          Y                  500
 656802     FGT EXCHANGE - MOPS TIVOLI                  0          Y               50,000
 850190     FITZGERALD - SGNG                           2          N                5,953
 850425     FLORIDA POWER #2 - SGNG                     2          N               38,880
 850420     FLORIDA POWER - SGNG                        2          N               34,368
 850430     FLORIDIN - SGNG                             2          N                6,048
 705700     FMP SULPHUR - MAIN PASS 299                 0          N               28,848
 850200     FORT GAINES - SGNG                          2          N                  864
 914800     FORT VALLEY                                 3          N               12,384
 940029     FULTONDALE AREA                             2          N               16,464
 850450     GEORGIA PACIFIC CORPORATION - SGNG          2          N                7,296
 850440     GOLDKIST - SGNG                             2          N                2,688
 819600     GORDO                                       2          N                  948
 902200     GRANTVILLE                                  2          N                  888
 940030     GRAYSVILLE AREA                             2          N               14,736
 601951     GULF STATES - TO GSP (DISPLACEMENT)         0          N               99,576
 801000     GULF STATES PAPER COMPANY                   2          N               16,488
 733200     HASSIE HUNT - JOHNSON & FAIR                1          N                   72
 850210     HAVANA - SGNG                               2          N                1,920
 915002     HAWK1NSVILLE                                3          N               23,904
 830600     HELENA                                      2          N                  744
 902000     HOGANSVILLE                                 2          N                4,560
 816800     HUNT REFINING COMPANY                       2          N               11,424
 843700     HUNTSVILLE                                  2          N               63,183

SoNet Premier              SOUTHERN NATURAL GAS COMPANY             Page 5 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                         MAXIMUM
POINT CODE                    POINT NAME                      ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  -----------------------------------------------   ----  ---------------  ---------------
  850530    JACKSONVILLE - SGNG                                 2          N               81,456
  846200    JACKSONVILLE, ALABAMA                               2          N                8,136
  850220    JASPER - SGNG                                       2          N                  840
  742700    JOHN W. MCGOWAN - FRANKLIN CO                       1          N                2,304
  915000    JOINTLY OWNED BOARD #1                              3          N               23,904
  915200    JOINTLY OWNED BOARD #2                              3          N               15,000
  733100    JONES & O'BRIEN - STEVENS TAP                       1          N                  336
  781200    KENTUCKY-TENNESSEE CLAY #1                          3          N                  864
  782400    KIMBERLY-CLARK                                      3          N               20,000
  051410    KOCH GATEWAY - KOSCIUSKO TO KOCH                    1          N               90,000
  051310    KOCH GATEWAY - PERRYVILLE TO KOCH (DISPLACEMENT)    1          N              195,000
  740300    KOCH GATEWAY - RANKIN TO KOCH                       1          N               38,736
  030320    KOCH GATEWAY - SHADYSIDE TO KOCH (DISPLACEMENT)     0          N              269,091
  601100    KOCH GATEWAY - TANGIPAHOA TO KOCH                   0          N               27,000
  602500    KOCH GATEWAY - VICKSBURG TO KOCH                    1          N               12,000
  690900    KOCH GATEWAY EXCHANGE - LOCKHART CROSSIN            0          Y               16,000
  905800    LAFAYETTE                                           3          N               12,336
  814200    LAFAYETTE - CHAMBERS COUNTY, ALABAMA                2          N                4,704
  901100    LAGRANGE #2                                         2          N               16,320
  033440    LAGRANGE - ANR STORAGE INJECTIONS                   0          N              100,000
  707200    LAKE FORTUNA - GAS LIFT - O'MEARA                   0          N                3,936
  741100    LAKE ST. JOHN - INTERNATIONAL PAPER                 1          N               20,400
  815500    LANETT                                              2          N                3,336
  815600    LANETT MILLS - WEST POINT STEVENS                   2          N                1,392
  814800    LANGDALE MILLS - JOHNSTON INDUSTRIES                2          N                1,104
  815700    LANTUCK - JOHNSTON INDUSTRIES                       2          N                  480
  826700    LEHIGH PORTLAND CEMENT                              2          N                9,840
  800800    LIVINGSTON                                          2          N                9,600
  932800    LOUISVILLE                                          3          N                8,472
  604100    LRC - CARRVILLE TO LRC                              0          N               12,400
  664010    LRC - WHITE CASTLE TO LRC (DISPLACEMENT)            0          N              133,000
  850230    LUMPKIN-SGNG                                        2          N                  784
  014610    MAGNOLIA #2 - BUY BACK                              0          N                5,000
  028210    MAIN PASS 123 - REDELIVERY                          0          N                2,000
  021211    MAIN PASS 133A - REDELIVERY                         0          N                4,500
  017810    MAIN PASS 144 - REDELIVERY                          0          N                2,544
  017910    MAIN PASS 298 - REDELIVERY                          0          N                2,544
  022910    MAIN PASS 310 - REDELIVERY                          0          N                2,544
  021610    MAIN PASS 311 A - REDELIVERY                        0          N               25,000
  021750    MAIN PASS 311 B - REDELIVERY                        0          N                2,544
  021310    MAIN PASS 313 - REDELIVERY                          0          N                2,544
  028710    MAIN PASS 69 - EQUILON (REDELIVERY)                 0          N               10,000
  016410    MAIN PASS 69 - REDELIVERY                           0          N                2,544
  914200    MANCHESTER                                          3          N                2,880
  825400    MARSHALL COUNTY #1                                  2          N               27,264
  825500    MARSHALL COUNTY #2                                  2          N               31,248
  666100    MATAGORDA ISLAND 526 - TEJAS POWER EXCHANGE         0          Y               10,000

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 6 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                 MAXIMUM
POINT CODE                  POINT NAME                ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  ----------------------------------------  ----  ---------------  ---------------
  508002    MATAGORDA ISLAND 632 - EXCHANGE TO FGT/M   0           Y                65,000
  508003    MATAGORDA ISLAND 632 - EXCHANGE TO NNG/M   0           Y                65,000
  508902    MATAGORDA ISLAND 696 - EXCHANGE TO FGT/M   0           Y                31,000
  508903    MATAGORDA ISLAND 696 - EXCHANGE TO NNG/M   0           Y                40,000
  790600    MAYTAG CLEVELAND COOKING PRODUCTS          3           N                 6,500
  734000    MCGOWAN #1                                 1           N                   120
  734300    MCGOWAN #2                                 1           N                    96
  802900    MCMILLAN-BLOEDEL                           2           N                69,840
  850240    MEIGS AREA -SGNG                           2           N                 2,616
  850460    MERCK & COMPANY - SGNG                     2           N                 5,328
  933200    MILLEN                                     3           N                 2,304
  850470    MILWHITE - SGNG                            2           N                 1,248
  601610    MINDEN PLANT TO SNG (DISPLACEMENT)         0           N                66,240
  726900    MISSISSIPPI CHEMICAL                       1           N                52,750
  850250    MONTEZUMA - SGNG                           2           N                 3,840
  916200    MONTICELLO                                 3           N                 4,704
  850260    MOULTRIE AREA -SGNG                        2           N                13,344
  807900    MOUNT VERNON MILLS, INC,                   2           N                   696
  821400    MULGA                                      2           N                 2,064
  739500    MVG - AMORY                                1           N                25,416
  727300    MVG - BENTON                               1           N                   336
  735100    MVG - CARTHAGE                             1           N                 3,744
  738600    MVG - CLAYTON VILLAGE                      1           N                   432
  739200    MVG - COLUMBUS                             1           N                20,400
  725300    MVG - DEER CREEK NATURAL GAS DISTRICT      1           N                 3,648
  737200    MVG - DEKALB                               1           N                   960
  730000    MVG - DURANT                               1           N                 1,776
  729000    MVG - GOODMAN                              1           N                   624
  734900    MVG - KOSCIUSKO                            1           N                 8,208
  731100    MVG - LEXINGTON                            1           N                 5,424
  736500    MVG - MACON LINE                           1           N                 8,208
  940000    MVG - MERIDIAN AREA                        1           N                62,160
  741400    MVG - NATCHEZ                              1           N                    55
  737500    MVG - NAVAL AIR STATION                    1           N                 1,320
  735600    MVG - NORTH CENTRAL GAS DISTRICT           1           N                26,880
  735500    MVG - NOXAPATER                            1           N                   696
  728000    MVG - PICKENS                              1           N                 1,488
  738800    MVG - STARKVILLE                           1           N                12,816
  746400    MVG - SYSTEMWIDE FARM TAPS                 1           N                   100
  739600    MVG - WEST POINT                           1           N                 5,904
  726000    MVG - YAZOO CITY                           1           N                31,248
  850270    NASHVILLE - SGNG                           2           N                 2,688
  840800    NATIONAL CEMENT                            2           N                10,536
  663210    NGPL - ERATH TO NGPL (DISPLACEMENT)        0           N               125,000
  519001    NGPL EXCHANGE - TRANSCO MARKHAM PLANT      0           Y                10,000
  656800    NNG EXCHANGE - MOPS TIVOLI                 0           Y                50,000
  692300    NNG EXCHANGE - ROBERTS COUNTY, TEXAS       0           Y                 5,000

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 7 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                            MAXIMUM
POINT CODE                      POINT NAME                      ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  --------------------------------------------------  ----  ---------------  ---------------
  603500    NOPSI - SNG TO NOPSI (NEW ORLEANS EAST)              0           N               114,600
  819800    NORTHWEST ALABAMA GAS                                2           N                12,384
  656600    NUECES COUNTY, TEXAS                                 0           Y                 1,000
  046071    OAK GROVE #4 - FUEL GAS                              2           N                 3,768
  046041    OAK GROVE #5 - FUEL GAS                              2           N                 3,648
  046081    OAK GROVE #6 - FUEL GAS                              2           N                 3,768
  046042    OAK GROVE -LICK CREEK                                2           N                 4,152
  850280    OCILLA - SGNG                                        2           N                 1,008
  850500    OIL DRI OF GEORGIA - SGNG                            2           N                 5,376
  823400    ONEONTA                                              2           N                 5,400
  935900    OWENS CORNING FIBERGLAS                              3           N                   984
  850510    PACKAGING CORP - SGNG                                2           N                 7,008
  850290    PELHAM - SGNG                                        2           N                 2,424
  601510    PELICO - BIENVILLE PARISH TO PELICO (DISPLACEMENT)   0           N                80,280
  732700    PENNZOIL - MILNER                                    1           N                    96
  733900    PENNZOIL - MITCH PAYNE                               1           N                   432
  733800    PENNZOIL - NAN BERRY                                 1           N                 1,032
  733600    PENNZOIL - PERRY & CHILDRESS TAP                     1           N                   288
  733400    PENNZOIL - PERRY TAP                                 1           N                   840
  732600    PENNZOIL - POWELL & TWINER TAP                       1           N                   696
  732900    PENNZOIL - STEVENS                                   1           N                   336
  733300    PENNZOIL - WOODRUFF & FRILEY                         1           N                   288
  850590    PEOPLES - BAKER COUNTY - SGNG                        2           N                 4,800
  915003    PERRY                                                3           N                23,904
  819000    PICKENS COUNTY GAS DISTRICT                          2           N                 2,640
  846400    PIEDMONT                                             2           N                 9,504
  790750    PLANT MARGLEN                                        3           N                 1,000
  935000    PLANT MCINTOSH                                       3           N               329,712
  744700    PLANT SWEATT - MISSISSIPPI POWER                     1           N                30,000
  710200    POLARIS                                              0           N                 1,968
  850300    QUINCY-SGNG                                          2           N                 5,304
  850310    QUITMAN-SGNG                                         2           N                 2,688
  840400    RAGLAND CLAY PRODUCTS, LLC                           2           N                   696
  740800    RALEIGH                                              1           N                 1,440
  740700    RANKIN COUNTY - PENNZOIL                             1           N                   600
  051330    RELIANT PERRYVILLE HUB (DISPLACEMENT)                1           N                41,090
  850320    RICHLAND - SGNG                                      2           N                   624
  814700    RIVERVIEW MILLS - WEST POINT STEVENS                 2           N                   576
  742900    ROXIE                                                1           N                 1,008
  605210    SABINE - SNG TO SABINE                               0           N               125,804
  935300    SAVANNAH SUGAR                                       3           N                12,936
  842600    SCOTTSBORO                                           2           N                 8,112
  782500    SCPL - AIKEN                                         3           N               373,872
  780600    SCPL - BATH                                          3           N                 3,648
  780800    SCPL - DEL WEBB TAP                                  3           N                12,240
  781600    SCPL - GRANITEVILLE                                  3           N                 4,080
  780200    SCPL - NORTH AUGUSTA                                 3           N                81,336

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 8 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                             MAXIMUM
POINT CODE                     POINT NAME                         ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  -------------------------------------------------     ----  ---------------  ---------------
  605310    SEA ROBIN - ERATH TO SEA ROBIN (DISPLACEMENT)           0          N              206,208
  914500    SEWELL CREEK                                            3          N              150,000
  094601    SHELL PVR REPLACEMENT GAS                               0          N            1,200,000
  850330    SHELLMAN - SGNG                                         2          N                  576
  605410    SIA - DUNCANVILLE TO SIA (DISPLACEMENT)                 2          N               83,540
  051950    SIA - MCCONNELLS TO SIA (DISPLACEMENT)                  2          N               66,984
  917300    SMARR                                                   3          N              181,632
  746600    SMC - SYSTEMWIDE FARM TAPS                              1          N                2,000
  672600    SNG - TRANSCO EXCHANGE - WHARTON COUNTY,                0          Y               10,000
  732800    SOHIO PUMPING STATION                                   1          N                  168
  811400    SOUTH EASTERN ELECTRIC DEVELOPMENT CORP.                2          N               72,000
  018210    SOUTH PASS 62 - REDELIVERY                              0          N                2,424
  021110    SOUTH PASS 70 - REDELIVERY                              0          N                5,280
  801900    SOUTHDOWN, INC.                                         2          N                1,368
  940031    SOUTHEAST ALABAMA GAS DISTRICT AREA                     2          N               75,264
  783500    SOUTHEASTERN CLAY                                       3          N                  744
  052410    SOUTHLAND TO SOUTHLAND - DISPLACEMENT                   2          N               28,848
  850600    SOWEGA POWER - SGNG                                     2          N               41,800
  930200    SPARTA                                                  3          N                1,488
  933600    STATESBORO                                              3          N               10,128
  601400    SUGAR BOWL #6 - TO ACADIAN - CARRVILLE                  0          N               80,000
  601910    SUGAR BOWL #7 - BIENVILLE PH TO SB - DISPLACEMENT       0          N               12,136
  603010    SUGAR BOWL #9 - DESOTO PH TO SB - DISPLACEMENT          0          N                4,080
  834600    SUMITON                                                 2          N                1,440
  905400    SUMMERVILLE                                             3          N               17,856
  848000    SYLACAUGA                                               2          N               15,192
  933800    SYLVANIA                                                3          N                6,576
  850340    SYLVESTER - SGNG                                        2          N                2,088
  914000    TALBOTTON                                               3          N                  816
  850350    TALLAHASSEE - SGNG                                      2          N               12,000
  903400    TALLAPOOSA                                              2          N                2,064
  940032    TALLASSEE AREA                                          2          N                4,752
  731000    TCHULA                                                  1          N                  912
  840600    TEMCO METALS ASBESTOS                                   2          N                  312
  032510    TENN - PATTERSON TO TENN (DISPLACMENT)                  0          N               71,000
  051810    TENN - PUGH TO TENN                                     1          N               80,496
  504001    TENN - ROSE HILL TO TENN                                1          N              194,352
  503803    TENN - TOCA TO TENN                                     0          N               90,648
  032508    TENN EXCHANGE - EAST CAMERON 46                         0          Y               20,000
  694700    TENN EXCHANGE - SOUTH PASS 77 (SP 78)                   0          Y               30,000
  600800    TEXAS EASTERN - KOSCIUSKO TO TETCO                      1          N               90,360
  850360    THOMASVILLE - SGNG                                      2          N                9,744
  931000    THOMSON, GEORGIA                                        3          N                7,440
  850378    TIFTON AREA -SGNG                                       2          N               15,896
  703500    TRANS LOUISIANA GAS COMPANY                             0          N                  528
  603100    TRANSCO - FROST TO TRANSCO                              0          N               38,448
  043201    TRANSCO - JONESBORO TO TRANSCO                          3          N               81,850

SoNet Premier               SOUTHERN NATURAL GAS COMPANY             Page 9 of 9
                                 DELIVERY POINTS
                                 AS OF: 07/10/00

                                                                                             MAXIMUM
POINT CODE                   POINT NAME                           ZONE  OFFSYSTEM POINT  VOLUME CAPACITY
----------  ---------------------------------------------         ----  ---------------  ----------------
  673500    TRANSCO EXCHANGE - EUGENE ISLAND 129                    0          Y               15,000
  519000    TRANSCO MARKHAM PLANT - CENTRAL TEXAS LO                0          Y               10,000
  906000    TRION                                                   3          N               18,504
  502711    TRUNKLINE - SHADYSIDE TO TRUNK (DISPLACEMENT)           0          N              182,040
  912900    TRUSSVILLE AREA                                         2          N               55,128
  940037    U.S. STEEL FAIRFIELD AREA                               2          N              115,608
  850380    UNADILLA AREA - SGNG                                    2          N                1,032
  936300    UNION CAMP CORP. #1                                     3          N               38,736
  936400    UNION CAMP CORP. #2                                     3          N               60,440
  809200    UNION SPRINGS                                           2          N                4,392
  698200    UNITED CITIES - COLUMBUS AREA                           2          N              208,944
  746200    VICKSBURG AREA FARM TAPS                                1          N                  100
  850400    VIENNA - SGNG                                           2          N                3,240
  725100    WALTHALL NATURAL GAS COMPANY                            1          N                1,800
  915100    WARNER ROBINS #2                                        3          N               19,296
  915700    WARNER ROBINS #3 - MGAG                                 3          N              113,328
  656200    WASHINGTON PARISH AREA                                  1          N                2,064
  850520    WAVERLY MINERAL - SGNG                                  2          N                7,872
  933000    WAYNESBORO                                              3          N                2,880
  916300    WEST GEORGIA GENERATING                                 3          N              130,000
  834400    WEST JEFFERSON                                          2          N                  888
  742600    WEST LINCOLN                                            1          N                1,728
  900800    WEST POINT, GEORGIA                                     2          N                3,888
  727600    WESTLAND RESOURCES - CMW OIL                            1          N                   96
  740400    WESTLAND RESOURCES - MADISON                            1          N                   72
  850540    WHITE SPRINGS NEW - SGNG                                2          N               25,000
  802800    WILCOX COUNTY                                           2          N               43,728
  833800    WILTON                                                  2          N                  288
  914400    WOODLAND                                                3          N                  336
  931200    WRENS                                                   3          N                7,440
  931300    WRENS #2                                                3          N                9,264
  800200    YORK                                                    2          N                1,176
  060110    Z2-BALANCING (ACCOUNTING USE ONLY)                      2          N
  060100    Z3-BALANCING (ACCOUNTING USE ONLY)                      3          N

SoNet Premier               SOUTHERN NATURAL GAS COMPANY                PAGE 1

                 FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSNG46
                                    NOTICES

EXHIBIT   D

            PIPELINE                          MISSISSIPPI VALLEY GAS COMPANY

                       NOTICES AND GENERAL CORRESPONDENCE

SOUTHERN NATURAL GAS COMPANY              MISSISSIPPI VALLEY GAS COMPANY
PO BOX 2563                               PO BOX 3348
BIRMINGAM, AL  35202-2563                 JACKSON, MS  39203-0000
                                          ATTENTION:  SANDY NOVICK
ATTENTION: PIPELINE CUSTOMER SERVICES     MISSISSIPPI VALLEY GAS COMPANY
TELEPHONE NO.: (205) 325-3854             TELEPHONE NO.:  (601) 961-6838
FACSIMILE MACHINE NO.:  (205) 326-2038    FACSIMILE MACHINE NO.:  (601) 973-7055

                                          MISSISSIPPI VALLEY GAS COMPANY
                                          PO BOX 3348
                                          JACKSON, MS  39203-0000
                                          ATTENTION: TONY RICHARD
                                          MISSISSIPPI VALLEY GAS COMPANY
                                          TELEPHONE NO.: (601) 961-6846
                                          PAGER NO.: (800) 254-5491
                                          FACSIMILE MACHINE NO.: (601) 973-7055

                        DISPATCHING NOTICES - NOMINATIONS


ATTENTION: PIPELINE CUSTOMER SERVICES     ATTENTION: TONY RICHARD
TELEPHONE NO.: (205) 325-7638             MISSISSIPPI VALLEY GAS COMPANY
FACSIMILE MACHINE NO.: (205) 325-7303     TELEPHONE NO.: (601) 961-6846
                                          PAGER NO.: (800) 254-5491
                                          FACSIMILE MACHINE NO.: (601) 973-7055

                  DISPATCHING NOTICES - OPERATIONAL FLOW ORDER

ATTENTION: PIPELINE CUSTOMER SERVICES     ATTENTION: CHARLES HEAD
TELEPHONE NO.: (205) 325-3854             MISSISSIPPI VALLEY GAS COMPANY
FACSIMILE MACHINE NO.: (205) 326-2038     TELEPHONE NO.: (601) 961-6848
                                          FACSIMILE MACHINE NO.: (   )

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SoNet Premier            SOUTHERN NATURAL GAS COMPANY                    PAGE 2

                 FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                             CONTRACT CODE: FSNG46
                                     NOTICES

EXHIBIT D


            PIPELINE                          MISSISSIPPI VALLEY GAS COMPANY

                                          ATTENTION: SANDY NOVICK
                                          MISSISSIPPI VALLEY GAS COMPANY
                                          TELEPHONE NO.: (601) 961-6838
                                          FACSIMILE MACHINE NO.: (601) 973-7055

                                          ATTENTION:  TONY RICHARD
                                          MISSISSIPPI VALLEY GAS COMPANY
                                          TELEPHONE NO.: (601) 961-6846
                                          PAGER NO. : (800) 254-5491
                                          FACSIMILE MACHINE NO.: (601) 973-7055

                                          ATTENTION: CUSTOMER SERVICE
                                          MISSISSIPPI VALLEY GAS COMPANY
                                          TELEPHONE NO.: (601) 961-6900
                                          FACSIMILE MACHINE NO.: (   )  -

                              24 HOUR EMERGENCY

ATTENTION: OPERATION SERVICES             SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7223
FACSIMILE MACHINE NO.: (205) 325-7375


(1) ALTERNATE CONTACT
ATTENTION: OPERATION SERVICES             SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7305
FACSIMILE MACHINE NO.: (205) 325-7375

(2) ALTERNATE CONTACT
ATTENTION: OPERATION SERVICES             SEE GENERAL CORRESPONDENCE CONTACT
TELEPHONE NO.: (205) 325-7308
FACSIMILE MACHINE NO.: (205) 325-7375

SoNet Premier             SOUTHERN NATURAL GAS COMPANY                    PAGE 3

                  FORM OF FIRM TRANSPORTATION SERVICE AGREEMENT
                              CONTRACT CODE: FSNG46
                                     NOTICES

EXHIBIT D

              PIPELINE                        MISSISSIPPI VALLEY GAS COMPANY

              PAYMENTS                                   INVOICES

BY MAIL: SOUTHERN NATURAL GAS COMPANY     MISSISSIPPI VALLEY GAS COMPANY
         PO BOX 102502                    PO BOX 3348
         ATLANTA, GA  30368-0000          JACKSON, MS  39203-0000
                                          ATTENTION:  BECKY COX
BY WIRE: SUN TRUST BANK                   MISSISSIPPI VALLEY GAS COMPANY
         ATLANTA                          TELEPHONE NO.:  (601) 961-6946
         ABA# 061000104                   FACSIMILE MACHINE NO.:  (601) 973-7055
         A/C# 8800598453